Exhibit 99.3

GENIE ENERGY LTD.

INDEX TO UNAUDITED PROFORMA FINANCIAL INFORMATION

1

GENIE ENERGY LTD.

PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
(unaudited)

The proforma condensed consolidated balance sheet as of September 30, 2016, and the proforma condensed consolidated statements of operations for the nine months ended September 30, 2016, and for the year ended December 31, 2015, are based on the historical financial statements of the Registrant.

The proforma condensed consolidated balance sheet as of September 30, 2016, is presented as if the acquisition of Retail Energy Holdings, LLC (REH) and the payment of the purchase price therefor by the Registrant as described in item 2.01 of this Form 8-K/A occurred in its entirety on September 30, 2016. As set forth in Item 2.01 of this Form 8-K/A, the acquisition was consummated as of November 2, 2016.

The proforma condensed consolidated statements of operations for the nine months ended September 30, 2016, and for the year ended December 31, 2015, are presented as if the acquisition of REH and the payment of the purchase price therefor by the Registrant occurred on January 1, 2015 The proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the year ended December 31, 2015, and its Form 10-Q for the nine-months ended September 30, 2016.

Preparation of the proforma information was based on assumptions considered appropriate by the Registrant’s management. The proforma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on January 1, 2015 for the proforma condensed consolidated statements of operations and on September 30, 2016 for the proforma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

2

GENIE ENERGY LTD.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2016
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments		Proforma
Assets
Current assets:
Cash and cash equivalents	$42,301	$(10,706)	(A)	$31,595
Restricted cash—short-term	10,315	27	(B)	10,342
Trade accounts receivable, net	33,121	4,641	(B)	37,762
Inventory	6,841			6,841
Prepaid expenses	7,488	81	(B)	7,569
Other current assets	4,920			4,920

Total current assets	104,986			99,029
Property and equipment, net	1,471	118	(B)	1,589
Goodwill	3,663	8,918	(C)	12,581
Restricted cash—long-term	1,199			1,199
Deferred income tax assets, net	1,642			1,642
Other assets	5,007	1,609	(B)	6,616

Total assets	$117,968			$122,656

Liabilities and stockholders’ equity
Current liabilities:
Revolving line of credit	$—	$739	(B)	$739
Trade accounts payable	11,942	2,509	(B)	14,451
Accrued expenses	17,194	1,440	(B)	18,634
AMSO, LLC retirement obligations	964			964
Advances from customers	687			687
Income taxes payable	2,367			2,367
Due to IDT Corporation	61			61
Energy hedging contracts	1,142			1,142
Other current liabilities	1,287			1,287

Total current liabilities	35,644			40,332
Other liabilities	911			911

Total liabilities	36,555			41,243
Commitments and contingencies
Equity:
Genie Energy Ltd. stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000: Series 2012-A, designated shares—8,750; at liquidation preference, consisting of 2,322 shares issued and outstanding	19,743			19,743
Class A common stock, $.01 par value; authorized shares— 35,000; 1,574 shares issued and outstanding	16			16
Class B common stock, $.01 par value; authorized shares—200,000; 23,274 shares issued and 23,073 shares outstanding	233			233
Additional paid-in capital	126,256			126,256
Treasury stock, at cost, consisting of 201 shares of Class B common stock	(1,599)			(1,599)
Accumulated other comprehensive income	1,538			1,538
Accumulated deficit	(48,901)			(48,901)

Total Genie Energy Ltd. stockholders’ equity	97,286			97,286

Noncontrolling interests:
Noncontrolling interests	(14,206)			(14,206)
Receivable for issuance of equity	(1,667)			(1,667)
Total noncontrolling interests	(15,873)			(15,873)
Total equity	81,413			81,413
Total liabilities and stockholders’ equity	$117,968			$122,656

3

GENIE ENERGY LTD.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments		Proforma
Revenues:
Electricity	$138,494	$28,620	(D)	$167,114
Natural gas	20,913			20,913
Other	1,186			1,186
Total revenues	160,593			189,213
Cost of revenues	(98,223)	(23,953)	(D)	(122,176)
Gross profit	62,370			67,037
Operating expenses, (gains) and losses:
Selling, general and administrative	46,888	4,448	(D)	51,336
Research and development	210			210
Exploration	4,439			4,439
Write-off of capitalized exploration costs	41,041			41,041
Gain on consolidation of AMSO, LLC	(1,262)			(1,262)
Equity in the net loss of AMSO, LLC	222			222
Loss from operations	(29,168)			(28,949)
Interest income	257	4	(D)	261
Other income, net	171	(45)	(D)	126
Loss before income taxes	(28,740)			(28,562)
Provision for income taxes	(2,165)		(E)	(2,165)
Net loss	(30,905)			(30,727)
Net loss attributable to noncontrolling interests	7,198			7,198
Net loss attributable to Genie Energy Ltd.	(23,707)			(23,529)
Dividends on preferred stock	(1,111)			(1,111)
Net loss attributable to Genie Energy Ltd. common stockholders.	$(24,818)			(24,640)

Basic and diluted loss per share attributable to Genie Energy Ltd. common stockholders	$(1.09)			$(1.08)

Weighted-average number of shares used in calculation of basic and diluted loss per share	22,800			22,800

4

GENIE ENERGY LTD.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments		Proforma
Revenues:
Electricity	$170,283	$30,109	(D)	$200,392
Natural gas	40,757			40,757
Other	2,016			2,016
Total revenues	213,056			243,165
Cost of revenues	(146,409)	(26,663)	(D)	(173,072)
Gross profit	66,647			70,093
Operating expenses, (gains) and losses:
Selling, general and administrative	66,011	6,231	(D)	72,242
Research and development	1,985			1,985
Exploration	6,583			6,583
Equity in the net loss of AMSO, LLC	397			397
Loss from operations	(8,329)			(11,114)
Interest income	411	1	(D)	412
Other expense, net	(193)	164	(D)	(29)
Loss before income taxes	(8,111)			(10,731)
Provision for income taxes	(525)		(E)	(525)
Net loss	(8,636)			(11,256)
Net loss attributable to noncontrolling interests	1,179			1,179
Net loss attributable to Genie Energy Ltd.	(7,457)			(10,077)
Dividends on preferred stock	(1,481)			(1,481)
Net loss attributable to Genie Energy Ltd. common stockholders.	$(8,938)			$(11,558)

Basic and diluted loss per share attributable to Genie Energy Ltd. common stockholders	$(0.40)			$(0.52)

Weighted-average number of shares used in calculation of basic and diluted loss per share	22,135			22,135

5

GENIE ENERGY LTD.

NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	The following is a description of the proforma adjustments to the historical condensed consolidated financial statements:

(A)	The net decrease in cash and cash equivalents consists of the following:

(i)	The cash payment for the acquisition (including for the net working capital balance of REH) of REH of $10.9 million; less

(ii)	The consolidation of $0.2 million of cash held by REH on September 30, 2016.

(B)	Reflects the consolidation of assets and liabilities of REH as if the sale was consummated on September 30, 2016.

(C)

The net increase in goodwill represents the excess purchase price over the fair value of net assets acquired. This preliminary purchase price allocation to goodwill has been used to prepare proforma adjustment in the proforma balance sheet as of September 30, 2016. The final purchase price allocation hasn’t been completed yet and will be determined when the Registrant has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the proforma adjustment. The final allocation may include changes in allocations to intangible assets, as well as goodwill and other changes to assets and liabilities.

(D)	Reflects the consolidation of the results of operations of REH as if the acquisition was consummated on January 1, 2015.

(E)	Prior to its acquisition, REH was not a taxable entity and was disregarded for federal income tax purposes. Also, losses of REH would have not impacted the provision for income taxes, as the income tax benefit from the losses of REH would have been substantially reserved for in the valuation allowance. Therefore, no provision or liability for federal or state income taxes has been made.

2.	In the historical consolidated statement of operations of the Registrant for the year ended December 31, 2015, $2.4 million previously included in “Financing fees” have been reclassified to “Cost of revenues”. Also, in the historical statement of operations of the Registrant for the year ended December 31, 2015, Pennsylvania gross receipt tax previously recorded as a reduction to electricity revenue instead of as cost of revenues have been were adjusted to correct the classification by reflecting additional revenue and cost of revenues in the amount of $2.9 million.

6